Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prosper Funding LLC (“Prosper Funding”) on Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Prosper Funding certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Prosper Funding.

Date: November 14, 2013	/s/ Stephan Vermut
Stephan Vermut
President of Prosper Funding LLC
(principal executive officer)

/s/ Joshua P. Hachadourian
Joshua P. Hachadourian
Principal Financial and Accounting Officer of Prosper Funding LLC